                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 2003
                                                         -----------------

                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                           0-19907               48-1109495
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(State or other jurisdiction           (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)

       224 East Douglas, Suite 700, Wichita, KS                   67202
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      (Address of principal executive offices)                 (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events and Required FD Disclosure.
            ---------------------------------------

            On December 10, 2003, Lone Star  Steakhouse & Saloon,  Inc. issued a press  release  announcing  that it is  proposing  a plan of  reorganization  to purchase TX.C.C., and affiliated entities  TXCC-Preston and TXLC-Albuquerque out of bankruptcy. The press release is being filed as an exhibit to this Form 8-K.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)         Exhibits

            Exhibit No.             Exhibits
            -----------             --------

               99.1                 Press Release dated December 10, 2003.

                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LONE STAR STEAKHOUSE & SALOON,
                                           INC.

Dated: December 11, 2003                   By: /s/ John D. White
                                               ---------------------------------
                                               Name:  John D. White
                                               Title: Executive Vice President